SOLIGENIX

OTC QB: SNGX

Forward-Looking Statements

This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy, prospective products and product candidates and their development, regulatory approvals, ability to commercialize our products and product candidates and attract collaborators, reimbursement for our product candidates, research and development costs, timing and likelihood of success, plans and objectives of management for future operations, our ability to obtain and maintain intellectual property protection for our product candidates and their development, competing therapies, and future results of current and anticipated products and product candidates, are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, many of which are disclosed in detail in our reports and other documents filed with the Securities and Exchange Commission. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, we do not plan to publically update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances, or otherwise. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of Soligenix, Inc. internal estimates and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates.

Company Highlights

- **Diversified product portfolio in advanced clinical development, targeting indications with $200M+ markets worldwide**
  - Phase 3 program for the treatment of cutaneous T-cell lymphoma (SGX301)
    - Orphan drug and fast track designations
  - Phase 3 program for the treatment of pediatric Crohn's disease (SGX203)
    - Orphan drug and fast track designations
  - Phase 2 program for the treatment of oral mucositis in head & neck cancer (SGX942)
    - Fast track designation
- **Six development candidates supported in whole or in part by government funding**
  - SGX942; ThermoVax™; RiVax™; VeloThrax™; OrbeShield™; SGX943/SGX101
- **Robust news flow potential over next 12-24 months**
  - Advanced clinical development, including SGX301 for cutaneous T-cell lymphoma (Phase 3), SGX203 for pediatric Crohn's disease (Phase 3) and SGX942 for oral mucositis (Phase 2)
  - Multiple new grant/contract applications filed and in-process; 3 awarded in 2014
- **Partnerships established with Intrexon Corporation and SciClone Pharmaceuticals**
  - Exclusive worldwide collaboration with Intrexon to develop novel passive immunotherapy for melioidosis
  - Exclusive commercial collaboration with SciClone Pharmaceuticals for SGX942 in China for treatment of oral mucositis
- **Up to $57M in non-dilutive contract/grant funding provided by the government, including**
  - NIAID contract award of up to $24.7M supporting the development of RiVax™
  - BARDA and NIAID contract awards of up to $26.3M and $6.4M, respectively, supporting the development of OrbeShield™

Development Candidates

BioTherapeutics

	Preclinical	Phase 1	Phase 2	Phase 3
SGX301 Cutaneous T-Cell Lymphoma (CTCL)	ORPHAN/FAST TRACK DESIGNATION			Ph. 3 data 2H 2016*
SGX942 Oral Mucositis in Head & Neck Cancer	FAST TRACK DESIGNATION		Ph. 2 data 1H 2015*	
SGX203 Pediatric Crohn's Disease**	ORPHAN/FAST TRACK DESIGNATION			Ph. 3 data 1H 2017*
SGX201 Radiation Enteritis**	FAST TRACK DESIGNATION		Ph. 2b data 2H 2016*	

Vaccines / BioDefense**

FDA Animal Rule	Proof-of-Concept	Animal	Phase 1	Phase 2/3
ThermoVax™ Heat Stabilization Technology for Vaccines			Pediatric vaccine data 1H 2015*	
RiVax™ – Vaccine Ricin Toxin Pre-Exposure	ORPHAN DESIGNATION			NIAID Contract Award of up to $24.7M
VeloThrax™ – Vaccine Anthrax Toxin Pre- and Post-Exposure	ORPHAN/FAST TRACK POTENTIAL		Ph. 1 start 1H 2016*	
OrbeShield™ – Therapeutic GI Acute Radiation Syndrome (GI ARS)	ORPHAN/FAST TRACK	BARDA Contract Award of up to $26.3M NIAID Contract Award of up to $6.4M		
SGX943/SGX101 Melioidosis		Worldwide Collaboration with Intrexon Corporation		

Denotes funding in whole or in part by NIH, BARDA and/or FDA

*Anticipated event and timing **Potential value drivers dependent on continued government funding and/or other funding sources

Multiple Potential Value Drivers

	2014	2015		2016	
SGX301	FDA clearance Ph. 3 study	1H: Ph. 3 start in CTCL			2H: Ph. 3 data in CTCL
SGX942		1H: Ph. 2 data in Oral Mucositis		1H: Ph. 3 start in Oral Mucositis	
SGX203*		1H: FDA clearance Ph. 3 study	2H: Ph. 3 start in Pediatric Crohn's		
SGX201*			2H: Ph. 2b start in Radiation Enteritis		2H: Ph. 2b data in Radiation Enteritis
ThermoVax™*	Combination vaccine data	1H: Pediatric vaccine data			
RiVax™*	NIAID contract award	1H: Preclinical animal (NHP) data	2H: Ph. 1/2 human safety study start	1H: Ph. 1/2 human safety data	
VeloThrax™*	Preclinical animal data			1H: Ph. 1 human safety study start	
OrbeShield™*	NIAID contract option award	1H: Preclinical study start	2H: Preclinical animal (NHP) data		

** Potential value drivers dependent on continued government funding and/or other funding sources*

Experienced Management and Board of Directors

Christopher J. Schaber, MSc, PhD President & CEO	• 25 years of experience • Discovery Laboratories (COO) • Acute Therapeutics (Co-Founder) • Ohmeda Pharmaceuticals • The Liposome Company • Wyeth Ayerst
Richard Straube, MD Chief Medical Officer	• 30 years of experience • Stealth Peptides Inc. • INO Therapeutics • Ohmeda Pharmaceuticals • Centocor
Oreola Donini, PhD Chief Scientific Officer	• 15 years of experience • Inimex Pharmaceuticals • ESSA Pharma, Inc • Kinetek Pharmaceuticals
Rasappa Arumugham, PhD VP, Biopharm Development	• 25 years of experience • Merck • Pfizer • Wyeth
Joseph Warusz, CPA, MBA VP & Acting Chief Financial Officer	• 30 years of experience • Amicus Therapeutics • Bristol-Myers Squibb • Peat Marwick

Keith Brownlie, CPA	• 35 years of experience • Ernst & Young
Marco Brughera, DVM	• 30 years of experience • Sigma-Tau SpA (Global Head, Rare Disease Franchise) • Pfizer • Pharmacia
Gregg Lapointe, CPA, MBA	• 20 years of experience • Cerium Pharmaceuticals (CEO) • Sigma-Tau Pharmaceuticals • AstenJohnson • Price Waterhouse Coopers
Robert Rubin, MD	• 36 years of experience • The Lewin Group • Georgetown School of Medicine • Former Assistant Surgeon General of the United States
Jerome Zeldis, MD, PhD	• 33 years of experience • Celgene Corporation (CMO) • Sandoz • Janssen Research Institute

BioTherapeutics



Targeted Approach to Treating Oncology & Inflammation



BioTherapeutics Business Segment

Commercial targets – unmet medical needs in oncology and inflammation


Soligenix BioTherapeutics Segment
Oncology
Oncology Supportive Care
Autoimmune (GI Inflammation)
SGX301
SGX942
Oral BDP (SGX201)
Oral BDP (SGX203)
Cutaneous T-Cell Lymphoma
Oral Mucositis in Head & Neck Cancer
Acute Radiation Enteritis
Pediatric Crohn's Disease

SGX301 – Synthetic Hypericin

Overview

- **First-in-class, represents new treatment paradigm –** ***safe, visible light activates topical SGX301 (synthetic hypericin) to treat disease***
  - Hypericin is one of the most powerful photosensitizers in nature
  - Established mechanism - Generation of singlet oxygen and apoptosis
- **Patient benefit - Reduced health risk compared to current photodynamic therapies**
  - By using fluorescent light, not ultraviolet A (UVA) light, eliminates cancer causing UV radiation of standard PUVA (Psoralen + UVA) therapy
  - Synthetic hypericin devoid of mutagenic properties of psoralen
- **Licensed Exclusive World-Wide Rights from NYU and Weizmann Institute**



SGX301
Supercharged by Visible Light
Cool White Fluorescent Bulb (visible light)
Hypericin (ground state)
Hypericin (excited state)
Tissue oxygen
Free radicals, singlet oxygen
Localized, directed, cellular toxicity
Induced apoptosis of malignant T-Cells

Cutaneous T-Cell Lymphoma (CTCL)

Overview

- **Class of Non-Hodgkin's Lymphoma (NHL)**
- **Caused by a mutation of T-cells**
  - Most NHLs are B-cell related
  - Malignant, skin-trafficking T-cells are recruited to the upper dermis and epidermis (by virtue of expression of high levels of the chemokine receptor CCR4)
- **Two main subtypes of CTCL**
  - Mycosis fungoides (MF) - Early-stage (most common), 88% 5-year survival
  - Sézary syndrome (SS) - Advanced-stage, 24% 5-year survival
- **Skin-directed therapy is emphasized for early CTCL**
- **Immune modifiers plus skin directed therapy represents the therapeutic trend for more advanced stages of CTCL**




Atypical T-cells in dermis

SGX301 for CTCL

Phase 1 & 2 Clinical Trials

- **First-in-class, proprietary composition represents new treatment paradigm – *visible light with topical synthetic hypericin (skin-directed therapy)***
- **Phase 1 study in healthy volunteers demonstrated safety and tolerability**
- **Phase 2 placebo-controlled, double-blind, multi-center pilot study**
  - Demonstrated that hypericin-treated lesions had a significantly higher response rate ($p \leq 0.04$) compared to placebo-treated lesions
  - Adverse effects produced by hypericin were mild and related to minor irritation of the skin after exposure to visible light

Market Opportunity

- **CTCL affects over 40,000 NHL patients worldwide; currently no cure**
  - Most patients survive CTCL so side-effect profile of treatment critical
- **Approved therapies are primarily for patients with advanced/late-stage CTCL**
- **No approved front-line therapy for early stage (I-IIA) CTCL (~95% CTCL patients)**
  - Most common unapproved therapies used for early-stage disease is oral 5 or 8-methoxypsoralen (Psoralen) given with ultraviolet A (UVA) light, referred to as PUVA
  - Psoralen is a mutagenic chemical; UVA is a carcinogenic light source
  - PUVA carries Black Box warning for potential malignancies (melanoma)

Development Plan

- **Phase 3 double-blind, placebo-controlled study in ~120 CTCL subjects to be initiated 1H 2015**
  - Data expected 2H 2016
- **FDA Orphan Drug and Fast Track designations granted**
- **Non-dilutive funding potential**
  - Submit NIH and Orphan grants to support development

SGX301 – Phase 2 Response Rate

Summary of CTCL Lesion Responses to Synthetic Hypericin Ointment Following Six Weeks of Treatment		
	Responders/Total[a]	Percent Responders[a]
All Hypericin Responders	7/12	58.3%[b]
Hypericin 0.25% Dose	5/9[c]	55.6%[b]
Hypericin 0.1% Dose	5/12	41.7%[b]
Placebo Responder	1/12	8.3%

Note: No serious adverse events other than mild phototoxicity at treated site

a. Data reflect the number of patients who had a response to any dose; some patients may have been responders at more than one dose of treatment
b. $p \leq 0.04$ versus placebo (exact binomial limits)
c. Three patients not treated with the 0.25% dose of hypericin, 0.1% top dose given

Data Source: Journal American Academy Dermatology, Vol 63, Number 6, 2010

Clinical Efficacy
Before and After – SGX301 and Visible Light

CTCL Patch Pre-Therapy



Hypericin Therapy Using Visible Light



CTCL Patch Post -Therapy



SGX94: Regulating the Innate Defense System

Innate Immunity

- **First responder to infection and tissue injury**
  - Mobilizes anti-infective and tissue healing factors
  - Mobilizes adaptive immunity
  - May cause excessive inflammatory response

First-in-Class Innate Defense Regulator

- **Synthetic 5 amino acid Innate Defense Regulator (IDR) targeting Sequestosome-1 (p62)**
  - p62 is a pivotal high-level regulator of innate immunity
- **Primes host systemic innate immune response to reduce inflammation**
  - No effect on acquired immunity
  - Controls both infection and inflammation
  - Broad spectrum response to both injury and pathogens: not injury or pathogen specific
  - Enhances tissue healing
  - Non-immunogenic and safe for multiple IV administrations
- **Strong patent estate with composition of matter patent expiring in 2028**

Robust Preclinical Package

- **Effectiveness demonstrated in animal models of bacterial infection and mucosal damage**
  - Enhanced host survival & accelerated pathogen clearance without direct antibacterial activity
  - Rapid onset of action with prolonged efficacy after single exposure; no drug accumulation
  - Utility as both a prophylactic AND a therapeutic
  - Effectiveness in leukopenic and immunosuppressed animals
  - Effectiveness at all anatomical barriers: skin, oral mucosa, GI tract
  - Effectiveness in index models of oral mucositis and sepsis

Oral Mucositis – Multi-Factorial Disease

Mucositis

- **Debilitating side effect of cancer chemotherapy and / or radiotherapy**
  - Massive ulceration of the mouth, tongue, soft palate and oropharynx
  - Results in severe pain, inability to eat, reduced cancer treatment tolerance and significant increases in resource use and cost of care

Innate Immune System in Mucositis

- **Chemo or radiation therapy primarily damage the cells and tissues of the endothelium / sub-mucosa (see panel 2 below)**
- **Innate response to the "damage associated patterns" (DAMPS) produced by endothelium and resident sub-mucosal cells triggers inflammatory cascade which potentiates the damage (panel 3), eventually leading to overt ulceration and secondary infections (panel 4)**
- **After chemo-radiation, patients typically endure 6-9 weeks of painful mucosal injury, the epithelium and endothelium usually recover (panel 5) spontaneously**
- **SGX942 addresses all stages of mucositis by modulating innate defenses**




Radiation
Innate response to damage
Epithelium
Sub-Mucosa
Chemotherapy
SGX942
Ref: S. Sonis 2004

Radiation-Induced Mucositis

GOLD STANDARD Animal Model of Mucositis related to H&N Cancer

- Decreased duration of mucositis by ~50%
- Decreased peak severity from 3.4 to 3.0



% Days Score of >/= 3
60
50
40
30
20
10
0
46% reduction
P < .001
Vehicle
SGX942

Oral Mucositis Induced in Hamsters by Fractionated Radiation – GOLD STANDARD

- On study days 0, 1, 2, 3, 6, 7, 8 and 9, male Syrian Golden Hamsters (N=12/group) were given acute radiation (7.5 Gy) to their left buccal cheek pouch
- SGX942 administered IV via cannula, 2 hrs after radiation on days 0, 3, 6 and 9 at 25 mg/kg
- Mucositis evaluated clinically, starting on day 7 and thereafter on alternate days until day 35

Chemo-Induced Mucositis

PROTECTS against chemotherapy damage
PROTECTS ALL mucosal tissue



Duration of Severe Oral Mucositis
% Animals Days with a Score ≥3
25
20
15
10
5
0
53% reduction
p<.001
VEHICLE SGX942
Clinical Endoscopy Score
Mean Endoscopy Colitis Score (+/-SEM)
2.0
1.5
1.0
0.5
0.0
Day 4
Day 7
p<.05
Vehicle SGX942
Vehicle SGX942

Oral Mucositis Induced in Mice by Chemotherapy:

- C3H/H3N Crl mice; N=12/group; Day -4 & -2: 60mg/kg 5FU IP; Day 0: Chemical burn (4x4 mm sq paper soaked in 50% acetic acid applied for 1 min); Days 1-14: monitor: oral mucositis score; body weight; blood in stool; clinical observations; Days 4 & 7: endoscopy

SGX942 for Oral Mucositis

Phase 1 Clinical Trial

- **Proprietary composition administered as 4-min IV infusion – short plasma half-life, rapid tissue penetration and prolonged pharmacodynamic impact**
- **Phase 1 single and multiple ascending dose, double-blind, placebo-controlled study in 84 healthy volunteers**
  - Safe and well tolerated
  - Pharmacokinetics
    - Dose proportional with rapid clearance
  - Pharmacodynamics
    - Evidence of anti-inflammatory response

Market Opportunity

- **Oral mucositis (grades II-IV) affects over 180,000 head and neck cancer patients worldwide**
- **No drug approved for oral mucositis in head and neck cancer; unmet medical need**
  - Only approved drug for oral mucositis is palifermin in transplantation; contra-indicated for solid tumor patients
- **Exclusive commercial collaboration with SciClone Pharmaceuticals in China**

Development Plan

- **Phase 2 double-blind, dose-ranging, placebo-controlled study in ~75 head and neck cancer subjects with oral mucositis initiated**
  - Data expected 1H 2015
  - Reduce risk by leveraging insights from recent trials, including access to SciClone's clinical/regulatory data library
- **FDA Fast Track designation granted**
- **Non-dilutive funding**
  - Recently awarded $225,000 NIH SBIR grant

SGX942 – Other Development Targets

Multiple potential targets in infectious disease and biodefense with opportunity for non-dilutive funding to support development

Target Indications	Potential Applications	Potential Funding	Summary and Potential Next Steps
Melioidosis	Biodefense – Category B; infectious disease	NIH, DoD, FDA, BARDA	Recently awarded $300,000 NIH SBIR grant; established animal model – also common in Thailand with ~40% mortality rate
Macrophage Activation Syndrome	Autoimmune disease	NIH, FDA	Promising data generated in animal model; SGX94 mitigates disease characteristic pancytopenia by significantly increasing white blood cells ($p=0.01$) and platelets ($p<0.001$) compared to placebo
Acinetobacter	Infectious disease	NIH, FDA, Gates	Established animal model for evaluation
Acute Radiation Syndrome	Biodefense – Category A; GI inflammation	NIH, DoD, FDA, BARDA	FDA Orphan Drug Designation received; established animal model for evaluation

Oral Beclomethasone 17,21-Dipropionate

Overview

- **SGX201, SGX203 and OrbeShield™ are all independent product opportunities based on our orally administered proprietary formulation technology with beclomethasone 17,21-dipropionate (BDP)**
  - Each enables potent, topical corticosteroid effect to treat GI inflammation with reduced systemic toxicity
  - In Pediatric Crohn's Disease, strategy is to decrease need for prolonged use of high-dose systemic prednisone and provide superior safety profile
- **BDP is approved and has been used for over 35 years via other methods of delivery**
  - Inhaled forms for asthma such Clenil, Qvar
  - Nasal forms for rhinitis such as Beconase, Alanase, Vancenase
  - Creams for severe inflammatory skin disorders such as Propaderm
- **Soligenix formulations of oral BDP have been tested in ~350 subjects to date**
  - No major or unanticipated side effects observed

SGX203 for Pediatric Crohn's Disease

Overview

- **Two tablet proprietary formulation of immediate and delayed release BDP**
  - Designed to treat inflammation throughout the GI tract
  - Positioned as a corticosteroid option with less toxicity than the current standard systemic steroid therapy – prednisone

Market Opportunity

- **Over 160,000 children/adolescents with Crohn's disease worldwide – 50% have disease proximal to terminal ileum**
  - ~ 80% treated with steroids off-label as first-line therapy - adrenal suppression and resultant growth retardation of particular concern
- **Remicade is only approved product in Pediatric Crohn's disease in the US**
  - Used in 30% of patients within first year of diagnosis
  - Black Box warning for potential malignancy (T cell lymphoma)

Development Plan

- **Phase 1 PK study completed in 24 healthy volunteers ages 18-22**
  - Safe and well tolerated supporting convenient twice daily dosing
  - Results used to refine PK model for Phase 3 trial
- **Phase 3 trial targeted to begin 2H 2015**
  - Data expected 1H 2017
- **FDA Orphan Drug and Fast Track designations granted**
- **Non-dilutive funding potential**
  - Submit NIH and Orphan grants to support development

Vaccine/BioDefense



Addressing Critical Concerns for Industry and Government



Vaccine/BioDefense Business Segment


Soligenix
Vaccine / BioDefense
Division
ThermoVax™
Heat Stabilization
Platform
Infectious Disease
Vaccines
BioDefense
Vaccines
BioDefense
Vaccines
RiVax™
Ricin Vaccine
VeloThrax™
Anthrax Vaccine
OrbeShield™
(Oral BDP
Therapeutic)
Gastrointestinal Acute
Radiation Syndrome
(GI ARS)
SGX101/
SGX943
(Therapeutic)
Melioidosis

Funded by Government

ThermoVax™ – Vaccine Thermostability Platform

Overview	• Dried vaccine with desirable physical and immunogenic properties
	• Improved stability and shelf-life at temperatures exceeding 40ºC
	  ○ Positive Proof of Concept (POC) – 1 year stability data with no degradation
	• Preservation of native protein structure
	  ○ Demonstrated with aluminum-adjuvanted ricin toxin vaccine (RiVax™)
	• Potential applicability beyond biodefense to vaccines for emerging infectious diseases
	• Potential for development of multivalent or combination vaccines (e.g., Positive POC demonstrated with combination ricin-anthrax vaccine)

Market Opportunity	• WHO reports ~ 50% of all vaccine doses globally are wasted due to excursions from required cold chain temperature ranges • DHHS report entitled "Vaccines for Children Program: Vulnerabilities in Vaccine Management," demonstrates the need for thermostable vaccines; undetected cold chain variations put recipients at risk of exposure to impotent vaccines • Potential savings from elimination of cold chain costs and related product losses would significantly increase profit potential of vaccines, especially in third-world/emerging markets • Currently interacting with vaccine companies, not-for-profit organizations and government agencies regarding potential partnering
Development Plan	• Under current $24.7M NIAID contract, continue development of thermostable formulation of RiVax™ • Conduct feasibility POC studies with other adjuvanted vaccines and/or multivalent combinations

RiVax™ – Ricin Toxin Vaccine

Overview	• **Produced as aluminum-adsorbed vaccine** ○ Efficacy against all routes of toxin exposure • **Statistically significant ($p < 0.002$) survival versus controls in non-human primate (NHP) lethal ricin toxin aerosol exposure model** ○ Induction of neutralizing antibodies and protection against aerosol exposure ○ No signs of gross lung damage versus severe lung damage in controls • **Phase 1 studies demonstrated safety, induction of antibodies specific for toxin**
Market Opportunity	• **Ricin toxin vaccine of rising interest to US due to recent terrorist threats and ease of castor bean procurement and production** ○ Government has placed priority on development activities • **Potential to be first approved ricin toxin vaccine** ○ Only one other developer in the field
Development Plan	• **Advance development of heat stable RiVax™** ○ Positive preliminary data generated in NHP ○ Begin Phase 1/2 in 2H 2015 • **FDA Orphan Drug designation granted** • **Non-dilutive financing** ○ NIAID contract award of up to $24.7M over 6 years ○ >$25M to date from NIAID for ricin toxin vaccine development

OrbeShield™ for GI ARS

Overview	• **Proprietary two tablet immediate and delayed release BDP formulation**
	  o Multiple commercial scale cGMP batches manufactured with long-term controlled room temperature stability
	• **Statistically significant survival post radiation exposure versus controls in canine model of GI ARS**
	  o 2-hour post exposure: median survival = 100 days, p=0.04
	  o 24-hour post exposure: median survival = 87 days, p=0.048

Market Opportunity	• **Oral BDP a "re-purposed" drug within BARDA jurisdiction and specific target of interest**
	• **Category A countermeasures against radiation exposure of interest to US / world governments**
	  o More than $600M spent to date on therapeutics against radiation injury
	  o Continued interest in OrbeShield™ from NIH, BARDA and FDA

Development Plan	• **Initial canine study conducted at the Fred Hutchinson Research Center under NIH grant award**
	• **Began preclinical development program under BARDA/NIAID contract(s)**
	  o Data expected in 2015 and 2016
	• **FDA Orphan Drug and Fast Track designations granted**
	• **Non-dilutive financing**
	  o BARDA contract award of up to $26.3M over 5 years
	  o NIAID contract award of up to $6.4M over 3 years

SGX101 for Melioidosis

Overview	• **Melioidosis is caused by *Burkholderia pseudomallei (Bps)*** o Frequently resistant to antibiotic treatment o High mortality and relapse rate, despite prolonged therapy • **Exclusive Channel Collaboration with Intrexon Corporation** o Development of human monoclonal antibody (mAb) technology o Specifically targeting *Bps* intracellular lifecycle and virulence factors • **Utilizes Intrexon's core expertise including:** o Human B-cell / antibody library (LEAP™ technology and the mAbLogix™ platform for rapid, "fully human" antibody discovery) o UltraVector® platform for recombinant protein production and scale-up
Market Opportunity	• **Biodefense Applications:** o Listed as a top five High-Priority Threat in the HHS 2012 Public Health Emergency Medical Countermeasures Enterprise (PHEMCE) Strategic Plan o Robust bacteria capable of aerosol delivery with high mortality • **Therapeutic Applications:** o Use in endemic regions (Northern Australia, Thailand, India, China)
Development Plan	• **Antibody discovery and development** • **Selection of recombinant mAb(s) with *in vitro* and *in vivo* activity** • **Development under "Animal Rule" and/or clinical trials in endemic regions** • **Potential for FDA Orphan Drug and Fast Track designations** • **Non-dilutive financing** o Multiple Grants to be submitted (NIH, BARDA, DoD, FDA Orphan)

Significant WW Market Potential


$ Millions
500
450
400
350
300
250
200
150
100
50
0
$500+
$250
$200
$300
$200
$500
$450
SGX942 Oral Mucositis
SGX301 Cutaneous T-Cell Lymphoma
SGX203 Pediatric Crohn's Disease
SGX201 Acute Radiation Enteritis
RiVax™ Ricin Vaccine
VeloThrax™ Anthrax Vaccine
OrbeShield™ GI Acute Radiation Syndrome

Assumptions(1)

Oral Mucositis in H&N Cancer
- 90,000 Patients US
- 90,000 Patients EU

Cutaneous T-Cell Lymphoma
- 20,000 Patients US
- 20,000 Patients EU

Pediatric Crohn's Disease
- 80,000 Patients US
- 80,000 Patients EU

Acute Radiation Enteritis in Colorectal cancer
- 50,000 Patients US
- 50,000 Patients EU

RiVax™ Ricin Vaccine
- Assumes 3 year procurement order of $200 million

VeloThrax™ Anthrax Vaccine
- Assumes 4 year procurement order of $500 million

OrbeShield™ GI ARS
- Assumes 3 year procurement order of $450 million

(1) Supporting data on file

Investment Highlights

- **Diversified product portfolio in advanced clinical development, targeting indications with $200M+ markets worldwide**
  - Phase 3 program for the treatment of cutaneous T-cell lymphoma (SGX301)
    - Orphan drug and fast track designations
  - Phase 3 program for the treatment of pediatric Crohn's disease (SGX203)
    - Orphan drug and fast track designations
  - Phase 2 program for the treatment of oral mucositis in head & neck cancer (SGX942)
    - Fast track designation
- **Six development candidates supported in whole or in part by government funding**
  - SGX942; ThermoVax™; RiVax™; VeloThrax™; OrbeShield™; SGX943/SGX101
- **Robust news flow potential over next 12-24 months**
  - Advanced clinical development, including SGX301 for cutaneous T-cell lymphoma (Phase 3), SGX203 for pediatric Crohn's disease (Phase 3) and SGX942 for oral mucositis (Phase 2)
  - Multiple new grant/contract applications filed and in-process; 3 awarded in 2014
- **Partnerships established with Intrexon Corporation and SciClone Pharmaceuticals**
  - Exclusive worldwide collaboration with Intrexon to develop novel passive immunotherapy for melioidosis
  - Exclusive commercial collaboration with SciClone Pharmaceuticals for SGX942 in China for treatment of oral mucositis
- **Up to $57M in non-dilutive contract/grant funding provided by the government, including**
  - NIAID contract award of up to $24.7M supporting the development of RiVax™
  - BARDA and NIAID contract awards of up to $26.3M and $6.4M, respectively, supporting the development of OrbeShield™



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